UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2017

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, MA	01864
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 370-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Teradyne, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders on May 9, 2017 (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following proposals:

1. To elect the eight nominees named in the Company’s proxy statement filed with the Commission on March 30, 2017 to the Board of Directors to serve as directors for a one-year term. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Michael A. Bradley	170,897,076	1,257,832	542,187	14,054,332
Daniel W. Christman	171,514,199	627,042	555,854	14,054,332
Edwin J. Gillis	170,865,863	1,293,986	537,246	14,054,332
Timothy E. Guertin	171,263,094	894,323	539,678	14,054,332
Mark E. Jagiela	171,227,201	945,754	524,140	14,054,332
Mercedes Johnson	171,183,156	987,430	526,509	14,054,332
Paul J. Tufano	165,583,414	6,576,577	537,104	14,054,332
Roy A. Vallee	170,541,510	1,615,568	540,017	14,054,332

2. To conduct an advisory vote on the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved on an advisory basis by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
160,776,226	10,953,761	967,108	14,054,332

3. To conduct an advisory vote on the frequency of the stockholder advisory vote on the compensation of the Company’s named executive officers. The option of holding the advisory vote on the compensation of the Company’s named executive officers every year was approved on an advisory basis by a vote of the stockholders as follows:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
151,149,990	432,315	20,358,188	756,602	14,054,332

Consistent with the stated preference of a majority of the Company’s stockholders, the Board of Directors determined that it will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required vote on the frequency of stockholder votes on compensation of named executive officers, which will occur no later than the Company’s annual meeting of stockholders in 2023.

4. To ratify the selection of the firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained
183,344,420	2,805,890	601,117

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: May 10, 2017	By:	/s/ Gregory R. Beecher
	Name:	Gregory R. Beecher
	Title:	V.P., Chief Financial Officer and Treasurer